Exhibit 99.1

Presentation Title in Title Case Presentation subtitle in sentence case Presenter Name Event name xx Month 201x © 201X Virtu Financial. All rights reserved. Not to be reproduced or retransmitted without permission. Compliance #XXXX-XXXX FIA Boca March 2023 © 2022 Virtu Financial. All rights reserved.

2 Virtu Long-Term Catalysts to Drive Value Consistent Material Repurchases Growth Levers Virtu Through-the-Cycle Earnings See endnotes at end of this supplement Daily Average Adj. NTI 5 from Organic Growth 5 Initiatives 5 $160K/day $296K/day $656K/day $548K/day $614K/day FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 $ 6.0M $ 1,506M $ 3.25 $ 7.0M $ 1,757M $ 4.19 $ 8.0M $ 2,008M $ 5.07 $ 9.0M $ 2,259M $ 5.96 $ 10.0M $ 2,510M $ 6.84 Illustrative Range of Outcomes Based on 2022 Expense Base & 4Q 2022 Share Count ANTI per Day1 Full Year ANTI1 Full Year Adj. EPS1,2 $ 6.0M $120M - $160M $ 3.62 + $ 0.37 + 11% $ 7.0M $160M - $270M $ 5.08 + $ 0.89 + 21% $ 8.0M $270M - $400M $ 7.16 + $ 2.09 + 41% $ 9.0M $400M - $500M $ 9.98 + $ 4.03 + 68% $ 10.0M $500M - $600M $ 13.70 + $ 6.86 + 100% ANTI per Day1 Adj. EPS Impact After 3 Years1 Adj. EPS after 3-Year Buyback Period1,4 Illustrative Impact of Reduction in Share Count over 3 Years % Impact Target Available for Buybacks Annually3

3 Historical Growth Track Record See endnotes at end of this supplement Our operating expense base sets us up for consistent through-the-cycle earnings production Organic Growth Initiatives continue to have a significant impact on bottom-line earnings growth Continuing buybacks return value to shareholders through increased Adj. EPS1 Through-the-Cycle Performance ($M) 2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)1,2 $ 1,508 (-) FY 2022 Adj. OpEx Base, Financing Interest, and Normalized Taxes 1,3 (945) 2018-2022 Average Share Count 4 190 Pro Forma Adj. EPS (excl. Growth Initiatives)1,5 $ 2.96 Growth Initiatives Impact ($M) FY 2022 Organic Growth Initiatives ANTI1 $ 154 (-) Adj. Operating Expense & Tax Impact1,6 (50) 2018-2022 Average Share Count 4 190 Incremental EPS from Growth Initiatives1,7 + $ 0.55 Buybacks Impact (M) 4Q 2022 Weighted Avg. Fully Diluted Shares Outstanding 173 Incremental EPS from Buybacks1,8 + $ 0.35 1 2 3 1 2 3 $ 3.86 Pro Forma Adj. EPS9

4 Share Repurchase Rate Has Accelerated We anticipate share repurchases for 1Q 2023 of $78 million at current stock price* See endnotes at end of this supplement 1.4M 3.7M 7.1M 12.5M 16.1M 25.1M 26.8M 30.3M 32.3M 36.4M 0.8% 1.0% 2.7% 5.2% 5.6% 9.1% 10.0% 11.8% 12.8% 14.9% 0% 5% 10% 15% 20% - 10M 20M 30M 40M 50M 60M Cumulative Shares Repurchased to Date1 Cumulative Shares Repurchased % of Shares Outstanding (Net) $34M $63M $101M $139M $102M $287M $47M $81M $45M $78M $0 $5 $10 $15 $20 $25 $30 $35 - $50M $100M $150M $200M $250M $300M $350M Total Buybacks per Quarter Total Repurchased (L) Average Price (R)

5 Organic Business Growth See endnotes at end of this supplement • Options Market Making: o Record year in 2022 o Early stages of this initiative • ETF Block: o Revenues have maintained an upward trajectory without a significant fixed income presence • Crypto Market Making: o Long-term growth opportunity o EDX Markets will catalyze retail market 5 Daily Average Adj. NTI1 from Organic Growth Initiatives Total Adj. NTI from Organic Growth Initiatives1 $40M $75M $166M $138M $154M $50M $36M $32M $36M % of Firmwide Adj. NTI1 3% 7% 7% 7% 11% 10% 10% 10% 13% + 40% CAGR2 $160K/day $296K/day $656K/day $548K/day$614K/day $806K/day $576K/day $501K/day $579K/day FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 1Q 2022 2Q 2022 3Q 2022 4Q 2022

6 VIRT Dividend Yield and Share Price Consistent dividend payment since IPO in 2015 See endnotes at end of this supplement $12 $17 $22 $27 $32 $37 $42 2% 3% 4% 5% 6% 7 % Share Price Dividend Yield VIRT Dividend Yield VIRT Share Price Significant Return of Capital 36% 35% 35% 29% 55% 78% 87% 101% 98% 77% 76% 73% 57% 57% 56% 45% 0% 20% 40% 60% 80% 100% 120% 0 500 1,000 1,500 2,000 2,500 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 2Q 2020 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Return on Invested Capital (%) Period Average Invested Capital ($M) Average of LTM Invested Capital LTM Pro Forma Adjusted EBITDA Return on Invested Capital 1 1 1,2

GAAP Reconciliations and Other Information

8 GAAP Income Statement See endnotes at end of this supplement FY FY FY FY FY 2018 20191 2020 2021 2022 Trading income, net $1,267 $912 $2,493 $2,105 $1,629 Commissions, net and technology services 184 499 601 614 530 Interest and dividends income 88 109 62 75 159 Other, net 340 (2) 83 16 47 Total Revenues $1,879 $1,517 $3,239 $2,811 $2,365 Brokerage, exchange, clearance fees and payments for order flow, net 376 387 759 745 619 Communications and data processing 176 209 214 212 220 Employee compensation and payroll taxes 216 384 394 376 391 Interest and dividends expense 142 158 126 140 231 Operations and administrative 67 104 95 88 86 Depreciation and amortization 61 66 67 68 66 Amortization of purchased intangibles and acquired capitalized software 26 71 74 70 65 Termination of office leases 23 66 10 28 7 Debt issue cost related to debt refinancing and prepayment 12 41 29 7 30 Transaction fees and expenses 11 26 3 1 1 Financing interest expense 72 122 88 80 92 Total Operating Expenses $1,182 $1,633 $1,856 $1,815 $1,808 Income (Loss) Before income taxes $696 $(116) $1,383 $997 $557 Provision for income taxes (benefit) 76 (12) 262 170 88 Net Income (Loss) $620 $(104) $1,121 $827 $468 Income Statement ($mm) Annual

9 Adjusted Net Trading Income $975 $784 $669 $362 $456 $2,271 $724 Adjusted EBITDA & Normalized Adjusted EPS See endnotes at end of this supplement FY FY FY FY FY 2018 20191 2020 2021 2022 Income (Loss) Before income taxes $696 $(116) $1,383 $997 $557 (+) Financing interest expense 72 122 88 80 92 (+) Debt issue cost related to debt refinancing and prepayment 12 41 29 7 30 (+) Depreciation and amortization 61 66 67 68 66 (+) Amortization of purchased intangibles and acquired capitalized software 26 71 74 70 65 EBITDA $867 $183 $1,640 $1,221 $810 EBITDA Margin 2 85% 19% 72% 64% 55% (+) Severance 11 103 10 6 8 (+) Transaction fees and expenses 11 26 3 1 1 (+) Termination of office leases 23 66 10 28 7 (+) Share-based compensation 35 51 60 56 67 (+) Other (328) 3 (75) (11) (34) Adjusted EBITDA $620 $432 $1,648 $1,301 $859 Adjusted EBITDA Margin 3 61% 44% 73% 68% 59% (-) Financing interest expense 72 122 88 80 92 (-) Depreciation and amortization 61 66 67 68 66 Normalized Adjusted Pre-Tax Income $487 $244 $1,494 $1,153 $701 (-) Normalized provision for income taxes 112 59 358 277 168 Normalized Adjusted Net Income $375 $186 $1,135 $876 $533 Weighted average fully diluted shares outstanding 191 193 197 192 178 Normalized Adjusted EPS $1.96 $0.96 $5.76 $4.57 $3.00 Adj. EBITDA / Adj. EPS ($M)

10 Adjusted Net Trading Income Reconciliation See endnotes at end of this supplement Adjusted Net Trading Income - Virtu FY FY FY FY FY FY FY FY ($M) 2015 2016 2017 2018 2019 2020 2021 2022 Trading income, net $757 $665 $766 $1,267 $912 $2,493 $2,105 $1,629 Commissions, net and technology services - - 111 186 499 601 614 530 Brokerage, exchange, clearance fees and payment for order flow, net (232) (221) (285) (378) (387) (759) (745) (619) Interest and dividends, net (24) (30) (41) (54) (49) (64) (64) (72) Adjusted Net Trading Income $501 $414 $551 $1,020 $975 $2,271 $1,910 $1,468 Adjusted Net Trading Income - ITG FY FY FY FY FY1 ($M) 2015 2016 2017 2018 2019 Total revenue $635 $469 $484 $509 $75 Transaction processing expense (91) (90) (101) (102) (15) Less: Other revenues - gains (108) (3) - - - Adjusted Net Trading Income $435 $376 $383 $407 $60 Adjusted Net Trading Income - Growth Initiatives FY FY FY FY FY ($M) 2018 2019 2020 2021 2022 Trading income, net $36 $77 $246 $148 $181 Commissions, net and technology services 7 11 23 37 29 Brokerage, exchange, clearance fees and payment for order flow, net (2) (9) (88) (32) (29) Interest and dividends, net (1) (4) (15) (16) (27) Adjusted Net Trading Income $40 $75 $166 $138 $154

11 Adjusted Operating Expenses Reconciliation See endnotes at end of this supplement Adjusted Operating Expenses Reconciliation FY FY FY ($M) 2020 2021 2022 Employee compensation and payroll taxes $394 $376 $391 (-) Cash Compensation Adjustments1 (72) (62) (76) Adj. Cash Compensation $321 $314 $315 Communications and data processing $214 $212 $220 (-) Communications & Data Processing Adjustments2 - - - Adj. Communications & Data Processing $214 $212 $220 Operations and administrative $95 $88 $86 (-) Operations & Administrative Adjustments3 (6) (6) (12) Adj. Operations & Administrative $88 $83 $74 Adjusted Cash Operating Expenses $623 $609 $609 Depreciation and amortization $67 $68 $66 Total Adjusted Operating Expenses $690 $677 $675

12 Invested Capital Reconciliation See endnotes at end of this supplement Invested Capital As of: ($M) 12/31/19 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 Trading Capital1 $1,604 $2,075 $2,266 $2,089 $1,984 $2,165 $2,116 $2,178 $2,188 $2,180 (-) Cash reserved for operations, taxes payable, and other accrued and unpaid liabilities2 (77) (338) (418) (246) (180) (319) (206) (173) (171) (195) Invested Capital $1,527 $1,737 $1,848 $1,843 $1,804 $1,846 $1,910 $2,005 $2,017 $1,985

13 Disclaimer Cautionary Statement Regarding Forward Looking Statements This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding Virtu Financial, Inc.’s (“Virtu’s”, the “Company’s” or “our”) business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: risks relating to the COVID-19 pandemic, including the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic and governmental and other responses thereto; fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. GAAP and Non-GAAP Results This presentation includes or may include certain non-GAAP financial measures, including Adjusted EPS, Normalized Adjusted EPS, Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Pre-Tax Income, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Trading Capital, Invested Capital, Adjusted Operating Expense and Adjusted Compensation Expense. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non‐GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non‐GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non‐GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non‐GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included at the end of this presentation.

14 Slide 2 Virtu Long-Term Catalysts to Drive Value 1. This reflects a non-GAAP measure. Ranges shown for illustrative purposes only and are not meant to reflect actual performance and therefore no quantitative reconciliation of illustrative daily or full year ANTI is provided in accordance with applicable exception under Regulation S-K. Assumes 251 trading days in a year. 2. Adjusted EPS calculated as illustrative Full Year ANTI specified in corresponding row less “normalized” FY 2022 Adjusted Cash Compensation (see below) less FY 2022 Adjusted Communications & Data Processing expense ($220M) less FY 2022 Adjusted Operations & Administrative expense ($74M) less FY 2022 Depreciation & Amortization ($66M) less FY 2022 Financing Interest expense ($92M) less Normalized Provision for Income Taxes (see below) divided by 4Q 2022 Weighted Average Fully Diluted Shares Outstanding (173M). • “Normalized” FY 2022 Adjusted Cash Compensation is equal to FY 2022 Adjusted Cash Compensation ($315M) unless the resulting compensation ratio of $315M divided by the illustrative Full Year ANTI specified in corresponding row is below 20% or above 25%, in which instances the “Normalized” FY 2022 Adjusted Cash Compensation is equal to the illustrative Full Year ANTI specified in corresponding row multiplied by 20% or 25%, respectively. • Normalized Provision for Income Taxes equal to illustrative Full Year ANTI specified in corresponding row less “normalized” FY 2022 Adjusted Cash Compensation less FY 2022 Adjusted Communications & Data Processing expense less FY 2022 Adjusted Operations & Administrative expense less FY 2022 Depreciation & Amortization less FY 2022 Financing Interest expense multiplied by normalized income tax rate of 24%. • Adjusted Cash Compensation, Adjusted Communications & Data Processing expense, and Adjusted Operations & Administrative expense reflect non-GAAP measures. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 3. Ranges shown for illustrative purposes only and reflect Virtu management estimates and therefore no quantitative reconciliation of illustrative target available for buybacks is provided in accordance with applicable exception under Regulation S-K. 4. “Adj. EPS after 3-Year Buyback Period” is calculated using the same methodology as Adjusted EPS (see note 2 above) but uses 4Q 2022 Weighted Average Fully Diluted Shares Outstanding less net buybacks after 3-year period for each corresponding row. • Net buybacks after 3-year period for each corresponding row is calculated as the midpoint of “Target Available for Buybacks Annually” in corresponding row divided by average VIRT closing share price over the 5-day period from 3/6/23 to 3/10/23 ($17.82) less 2 million shares of assumed annual issuances multiplied by three years. 5. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. End Notes These notes refer to metrics and/or defined terms presented on:

15 Slide 3 Historical Growth Track Record 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Calculated as the average over the 5-year period from 2018 to 2022 of Virtu ANTI plus ITG ANTI less Organic Growth Initiatives ANTI. 3. Calculated as “normalized” FY 2022 Adjusted Cash Compensation (see below) plus FY 2022 Adjusted Communications & Data Processing expense ($220M) plus FY 2022 Adjusted Operations & Administrative expense ($74M) plus FY 2022 Depreciation & Amortization ($66M) plus FY 2022 Financing Interest expense ($92M) plus Normalized Provision for Income Taxes (see below). • “Normalized” FY 2022 Adjusted Cash Compensation is equal to FY 2022 Adjusted Cash Compensation ($315M) unless the resulting compensation ratio of $315M divided by “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” is below 20% or above 25%, in which instances the “Normalized” FY 2022 Adjusted Cash Compensation is equal to “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” multiplied by 20% or 25%, respectively. • Normalized Provision for Income Taxes equal to “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” less “normalized” FY 2022 Adjusted Cash Compensation less FY 2022 Adjusted Communications & Data Processing expense less FY 2022 Adjusted Operations & Administrative expense less FY 2022 Depreciation & Amortization less FY 2022 Financing Interest expense multiplied by normalized income tax rate of 24%. • Adjusted Cash Compensation, Adjusted Communications & Data Processing expense, and Adjusted Operations & Administrative expense reflect non-GAAP measures. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 4. Calculated as the average over the 5-year period from 2018 to 2022 of each year’s weighted average fully diluted shares outstanding as of December 31. 5. Calculated as “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” less “FY 2022 Adj. OpEx Base, Financing Interest, and Normalized Taxes” divided by “2018-2022 Average Share Count”. 6. Calculated as the difference between: • “Normalized” FY 2022 Adjusted Cash Compensation and Normalized Provision for Income Taxes (see note 3 above), calculated using “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)”, and • “Normalized” FY 2022 Adjusted Cash Compensation and Normalized Provision for Income Taxes (see note 3 above), calculated using “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” plus FY 2022 Organic Growth Initiatives ANTI 7. Calculated as “FY 2022 Organic Growth Initiatives ANTI” less “Adj. Operating Expense & Tax Impact” divided by “2018-2022 Average Share Count” 8. Calculated as the difference between: • “2018-2022 Avg. Pro Forma ANTI (Virtu+ITG, excl. Growth Initiatives)” less “FY 2022 Adj. OpEx Base, Financing Interest, and Normalized Taxes” plus “FY 2022 Organic Growth Initiatives ANTI” less “Adj. Operating Expense & Tax Impact” divided by 4Q 2022 Weighted Avg. Fully Diluted Shares Outstanding, and • “Pro Forma Adj. EPS (excl. Growth Initiatives)” plus “Incremental EPS from Growth Initiatives” 9. Calculated to reflect 4Q 2022 Weighted Avg. Fully Diluted Shares Outstanding and the impact of FY 2022 Organic Growth Initiatives ANTI. End Notes These notes refer to metrics and/or defined terms presented on:

16 Slide 4 Share Repurchase Rate Has Accelerated 1. Percentage of Shares Outstanding is calculated net of share issuances and is calculated compared to shares outstanding on 9/30/2020 (Share Repurchase Program was incepted in November 2020). * 1Q 2023 repurchases assume repurchases of $1M on each remaining trading day through 3/31/2023 at average VIRT closing share price over the 5-day period from 3/6/23 to 3/10/23 ($17.82). Slide 5 Organic Business Growth 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Organic Growth Initiatives CAGR measures the annually-compounded rate of return of Organic Growth Initiatives Daily Average Adjusted Net Trading Income over the 4-year period from FY 2018 to FY 2022. Note: # of trading days used in per day calculations: 251, 252, 253, 252, 251, 62, 62, 64, and 63 for FY 2018, FY 2019, FY 2020, FY 2021, FY 2022, 1Q 2022, 2Q 2022, 3Q 2022, and 4Q 2022, respectively. Slide 6 VIRT Dividend Yield and Share Price 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Return on Invested Capital is calculated as LTM Pro Forma Adjusted EBITDA divided by LTM Invested Capital. For periods post-ITG acquisition, LTM Invested Capital is calculated as the average of beginning-of-period and end-of-period Invested Capital. For periods pre-ITG acquisition, LTM Invested Capital is calculated as end-of-period Invested Capital. Pro Forma Adjusted EBITDA and Invested Capital are non-GAAP measures. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measures. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. Slide 8 GAAP Income Statement 1. ITG revenues and expenses included in financials beginning on March 1, 2019 close date. Slide 9 Adjusted EBITDA & Normalized Adjusted EPS 1. ITG revenues and expenses included in financials beginning on March 1, 2019 close date. 2. EBITDA Margin is calculated as EBITDA divided by Adjusted Net Trading Income. 3. Adj. EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Slide 10 Adjusted Net Trading Income Reconciliation 1. ITG results included up to March 1, 2019 close date. End Notes These notes refer to metrics and/or defined terms presented on:

17 Slide 11 Adjusted Operating Expenses Reconciliation 1. Includes severance, share-based compensation, one-time compensation-related COVID-19 expenses, and one-time compensation expenses related to RFQ Hub transaction. 2. Includes connectivity early termination expenses. 3. Includes write-down of assets, reserve for legal matters, and one-time operations & administrative-related COVID-19 expenses (e.g. donations). Slide 12 Invested Capital Reconciliation 1. This reflects a non-GAAP measure. Prior period reconciliations available at https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Comprises cash anticipated to be used in the operations of the business, including cash anticipated to be paid to satisfy tax and compensation liabilities, payments of debt pursuant to debt covenants, as well as dividends and other distributions to equity owners. End Notes These notes refer to metrics and/or defined terms presented on: